EXHIBIT 4.1

                                          Document is copied.
                      TEXT OF COMMON STOCK CERTIFICATE FOR
                               CACTUS SPINA, INC.
                          (RENAMED NOMATTERWARE, INC.)

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NUMBER                                                                    SHARES
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                               NOMATTERWARE, INC.

                                  ------------
                                  COMMON STOCK
                                  ------------

THIS CERTIFIES THAT:


is owner of

FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK OF $.001 PAR VALUE EACH OF NOMATTERWARE, INC.
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transferable  on the books of the  Corporation  in person  or by  attorney  upon surrender of this certificate duly endorsed or assigned. This certificate and the shares represented hereby are subject to the laws of the State of Nevada, and to the Articles of Incorporation and Bylaws of the Corporation, as now or hereafter amended. This certificate is not valid until countersigned by the Transfer Agent. WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


-----------
DATED
-----------
                                     [SEAL]

                               NOMATTERWARE, INC.

                                    CORPORATE

                                      SEAL
                                      1999
                                     NEVADA

/s/                                                    /s/
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                SECRETARY                                              PRESIDENT

      2
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
                        REVERSE SIDE OF STOCK CERTIFICATE

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common UNIF GIFT MIN ACT - Custodian TEN ENT - as tenants by the entireties (Cust)(Minor) JT TEN - as joint tenants with right of under Uniform Gifts to Minors survivorship and not as tenants
           in common                                           Act__________
                                     (State)

     Additional abbreviations may also be used though not in the above list

        FOR VALUE RECEIVED _______ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
 INDENTIFYING NUMBER OF ASSIGNEE
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  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)


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_________________________________________________________________________ Shares
of the stock represented by the within Certificate, and do hereby irrevocably constitute and appoint



_______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated_______________________________

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                                          NOTICE:    THE   SIGNATURE   TO   THIS
                                          ASSIGNMENT  MUST  CORRESPOND  WITH THE
                                          NAME AS  WRITTEN  UPON THE FACE OF THE
                                          CERTIFICATE   IN   EVERY   PARTICULAR,
                                          WITHOUT  ALTERATION OR  ENLARGEMENT OR
                                          ANY CHANGE WHATSOEVER.



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